********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT
OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY
WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN
FILED SEPARATELY WITH THE COMMISSION.

ORIGINAL
ADDENDUM N°7 BETWEEN OCP AND RHODIA FM
DATED JUNE 5th, 2002
TO THE AGREEEMENT BETWEEN OCP AND TROY
DATED SEPTEMBER 10th, 1992.

ADDENDUM No7 BETWEEN OCP AND RHODIA FM
DATED JUNE 5TH, 2002
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

ORIGINAL
BETWEEN THE UNDERSIGNED
OFFICE CHERIFIEN DES PHOSPHATES (OCP)
Angle route d’El Jadida et Bd de
la Grande Ceinture - CASABLANCA
MOROCCO

On the one part.

AND:

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V. (RHODIA FM)
Complejo Ind. Pajaritos Dom.
Conocido SN NT
PAJARITOS VERACRUZ
(MEXICO)

on the second part.

W I T N E S S E T H

     WHEREAS, RHODIA FM and OCP are parties to that certain Agreement with an Effective Date of September 10th, 1992, and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5 and N°6, for the sale and purchase ********** phosphate rock to be used at its Pajaritos plant (“Agreement”); and,

     WHEREAS, the Article 1 of the Addendum N°5 dated November 15th, 1999 to the Agreement dated September 10th, 1992 provides that the duration of the said Agreement will expire on September 9th, 2007; and,

WHEREAS, OCP and RHODIA FM desire to extend furthermore the duration of the Agreement; and, WHEREAS, OCP is willing to grant RHODIA FM ********** NOW, THEREFORE, it has been agreed the following:

ADDENDUM No7 BETWEEN OCP AND RHODIA FM
DATED JUNE 5TH, 2002
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

2.

ARTICLE I

     The term mentioned in Article I of the Addendum No5 dated November 15th , 1999 to the Agreement dated September 10th, 1992, is hereby extended from September 10th, 2007 till September 9th, 2010.

     It will be automatically reconducted for new successive periods of five (5) years unless terminated by either party giving the other not less than one (1) year written notice before the start of the following period.

      Other terms of the Article I of the Agreement shall remain unmodified and in full force and effect.

ARTICLE II

     2.1. OCP grants RHODIA FM an ********** ton of phosphate rock to be delivered, as from January 1st, 2002, during the Term of the Agreement.

     2.2. As from January 1st, 2002, for each calendar year which corresponds to twelve month period beginning on January 1st of such calendar year during the Term and ending of December 31st of the same calendar year, OCP grants RHODIA FM, in addition to the ********** the following tonnage **********

Tonnage		**********
•	The first **********	**********
•	From **********	**********
•	Over **********	**********

2.3. Credit notes covering the amounts of these ********** shall be issued together with commercial invoice of each shipment.

ARTICLE III

     Article II of the Addendum No5 dated November 15th, 1999 to the Agreement dates September 10th, 1992, is hereby amended by deleting the second paragraph.

ARTICLE IV

     In the general spirit of good faith upon which the Agreement and its ancillary documents are based (as specified in Article VII of the Agreement dated September 10th, 1992), OCP and RHODIA FM will from time to time work together on technical issues for improving the handling and processing of the phosphate rock leading to greater consumption efficiency of rock at the Pajaritos Plant and other related benefits. The terms of any specific project, including costs incurred by either party to the benefit of the other will be included in a separate agreement signed by both parties.

ADDENDUM No7 BETWEEN OCP AND RHODIA FM
DATED JUNE 5TH, 2002
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

3.

ARTICLE V

     Notwithstanding the provisions of Article I of Addendum No4 dated March 14th, 1997 to the Agreement dated September 10th, 1992, OCP agrees that RHODIA FM **********

**********

ARTICLE VI

     Except as amended by the terms of this Addendum No7, the Agreement and its Addenda No1, No2, No3, No4, (and its Addendum No1), No5, and No6, remain unmodified and in full force and effect.

ARTICLE VII

     All capitalized terms used in this Addendum No7, and not otherwise defined herein, shall have the meanings set forth in the Agreement and its Addenda N o1, No2, No3, No4, (and its Addendum No1), No5, and No6.

     IN WITNESS WHEREOF, OCP and RHODIA FM have caused this Addendum No7 to the Agreement dated September 10th, 1992, to be executed in duplicate originals as of the 1st January 2002.